UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 22, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-45241               22-3542636
         ------------                -------------          --------------
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Form 8K, dated June 22, 2005 and filed with the Securities and Exchange Commission (the "Commission") on June 28, 2005 (the "Original Filing") is being filed for the purpose of amending Exhibit 10.1. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 22, 2005, the Registrant entered into a Product Development and License Agreement with Pliva, Inc., a New Jersey corporation ("Pliva"). The agreement provides for the development and license of a controlled released AB rated generic anti-infective product formulated by the Registrant. The Registrant intends to develop all dose strengths of the product. Under the agreement, Pliva will make upfront payments and milestone payments, in the aggregate amount of $550,000, to the Registrant. The Registrant will manufacture the product and Pliva will market and sell the product. The development costs will be paid by Pliva and the Registrant and the profits will be shared equally. The initial term of the agreement is for a ten (10) year period from the date the product is first commercially sold by Pliva unless terminated earlier upon the occurrence of certain events.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

            10.1 Product Development and License Agreement, dated as of June 22, 2005*

            99.1.   Copy of Press Release, dated June 28, 2005


* The Registrant has requested confidential treatment with respect to the referenced exhibit. In the event that the Securities and Exchange Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: September 6, 2005

                                                  ELITE PHARMACEUTICALS, INC.


                                                  By: /s/ Bernard Berk
                                                      --------------------------
                                                  Name: Bernard Berk
                                                  Title: Chief Executive Officer